PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

	Weighted Average
December 31,	Depreciation Rate	2018	2017
(millions of Canadian dollars)
Pipelines	2.6%	50,078	47,720
Pumping equipment, buildings, tanks and other	3.0%	16,935	16,610
Land and right-of-way[1]	2.7%	2,603	2,538
Gas mains, services and other	3.2%	17,474	17,026
Compressors, meters and other operating equipment	1.7%	5,893	5,774
Processing and treating plants	1.5%	1,634	1,440
Storage	1.9%	1,713	1,545
Wind turbines, solar panels and other	4.2%	5,063	4,804
Power transmission	2.6%	383	365
Vehicles, office furniture, equipment and other buildings and improvements	5.9%	630	390
Under construction	—	9,778	7,601
Total property, plant and equipment[2]		112,184	105,813
Total accumulated depreciation		(17,644)	(15,102)
Property, plant and equipment, net		94,540	90,711

1 The measurement of weighted average depreciation rate excludes non-depreciable assets.
2 Certain assets were reclassified as held for sale as at December 31, 2018 and December 31, 2017 (Note 8).

Depreciation expense for the years ended December 31, 2018, 2017 and 2016 was $2.9 billion, $2.9 billion and $2.0 billion, respectively.

IMPAIRMENT
Northern Gateway Project
On November 29, 2016, the Canadian Federal Government directed the NEB to dismiss our Northern Gateway Project application and the Certificates of Public Convenience and Necessity have been rescinded. In consultation with potential shippers and Aboriginal equity partners, we assessed this decision and concluded that the project cannot proceed as envisioned. After taking into consideration the amount recoverable from potential shippers on the Northern Gateway Project, we recognized an impairment of $373 million ($272 million after-tax), which is included in Impairment of property, plant and equipment in the Consolidated Statements of Earnings. This impairment loss is based on the full carrying value of the assets, which have an estimated fair value of nil, and are a part of our Liquids Pipelines segment.

Sandpiper Project
On September 1, 2016, we announced that EEP applied for the withdrawal of regulatory applications pending with the Minnesota Public Utilities Commission for Sandpiper. In connection with this announcement and other factors, we evaluated Sandpiper for impairment. As a result, we recognized an impairment loss of $992 million ($81 million after-tax attributable to us) for the year ended December 31, 2016, which is included in Impairment of property, plant and equipment in the Consolidated Statements of Earnings. Sandpiper is a part of our Liquids Pipelines segment. The estimated remaining fair value of Sandpiper was based on the estimated price that would be received to sell unused pipe, land and other related equipment in its current condition, considering the current market conditions for sale of these assets at the time. The valuation considered a range of potential selling prices from various alternatives that could be used to dispose of these assets. The estimated fair value, with the exception of $3 million in land, was reclassified into Deferred amounts and other assets in the Consolidated Statements of Financial Position as at December 31, 2016. During 2017, we disposed of substantially all of the remaining Sandpiper assets (Note 8).

Other
For the year ended December 31, 2016, we recorded impairment charges of $11 million related to EEP’s non-core trucking assets and related facilities, which are a part of our Gas Transmission and Midstream segment.

Impairment charges were based on the amount by which the carrying values of the assets exceeded fair value, determined using expected discounted future cash flows, and such charges are included in Impairment of property, plant and equipment on the Consolidated Statements of Earnings.